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                                                                   EXHIBIT 99.11



                             SUPPLEMENTAL INDENTURE

         Supplemental Indenture (this "SUPPLEMENTAL INDENTURE") dated as of September 21, 1998 among Key Energy Group, Inc. (or its permitted successor), a Maryland corporation (the "COMPANY"), the Subsidiary Guarantors (defined below), and U.S. Trust Company of Texas, N.A. as trustee (the "TRUSTEE") under the Indenture (defined below).

                                   WITNESSETH

         WHEREAS, Dawson Production Services, Inc., a Texas corporation ("DAWSON"), and Taylor Companies, Inc. and Dawson Production Services de Mexico, S.A. de C.V. (together, the "ORIGINAL SUBSIDIARY GUARANTORS") have previously executed and delivered to the Trustee an indenture (the "INDENTURE"), dated as of February 20, 1997, providing for the issuance of an aggregate principal amount of up to $140,000,000 of 9-3/8% Senior Notes due 2007 (the "NOTES");

         WHEREAS, the Company has entered into that certain Agreement and Plan of Merger by and among the Company, Dawson and Midland Acquisition Corp., a New Jersey corporation and a wholly-owned subsidiary of the Company ("MIDLAND"), dated as of August 11, 1998 (the "MERGER AGREEMeNT");

         WHEREAS, Midland has made a tender offer for the stock of Dawson;

         WHEREAS, under the terms of the Merger Agreement, Midland will be merged with and into Dawson with Dawson being the surviving entity, and Dawson will be merged with and into the Company with the Company being the surviving entity (collectively, the "MERGER");

         WHEREAS, Section 5.1 of the Indenture does not permit Dawson to merge with another entity unless the surviving entity satisfies certain conditions, including the execution and delivery to the Trustee of a supplemental indenture pursuant to which the Company assumes all of Dawson's obligations under the Notes and the Indenture;

         WHEREAS, the Company has entered into a Second Amended and Restated Credit Agreement dated as of June 6, 1997, as amended and restated through September 14, 1998 (the "PNC CREDIT FACILITY"), among PNC Bank, National Association, as Administrative Agent, the lenders from time to time party thereto (the "LENDERS"), the Arranger named therein, and Norwest Bank Texas, N.A., as collateral agent (the "COLLATERAL AGENT");

         WHEREAS, each of the Company and certain of the Subsidiary Guarantors have granted liens on their assets to secure the PNC Credit Facility under the terms of (a) that certain Amended and Restated Master Guarantee and Collateral Agreement made by the Company and certain of its subsidiaries in favor of the Collateral Agent, dated as of June 6, 1997, as amended and restated



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through September 14, 1998 (the "COLLATERAL AGREEMENT"), and (b) certain real property mortgages and oil and gas mortgages (the "MORTGAGES");

         WHEREAS, Section 4.12 of the Indenture only permits the PNC Credit Facility to be secured if the Notes and the Indenture are ratably secured by the collateral which secures the PNC Credit Facility;

         WHEREAS, Section 10.2 of the Indenture requires each of the Subsidiaries listed on attached SCHEDULE 1 (the "SUBSIDIARY GUARANTORS") to become a Subsidiary Guarantor under and as defined in the Indenture; and

         WHEREAS, pursuant to Section 9.1(a) of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Supplemental Indenture mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. ASSUMPTION OF OBLIGATIONS. The Company hereby assumes and becomes personally liable for all of the obligations of Dawson under the Indenture and the Notes.

         3. AGREEMENT TO GUARANTEE. Each of the undersigned Subsidiary Guarantors hereby jointly and severally and unconditionally guarantees, on a senior basis, to each Holder of a Note authenticated and delivered by the Trustee, irrespective of the validity or enforceability of the Indenture, the Notes or the obligations of the Company under the Indenture or the Notes, in the manner provided in Section 10.1 of the Indenture and agrees to be bound by all the terms of Article 10 of the Indenture.

         4. AGREEMENT TO SECURE NOTES. Pursuant to Section 4.12 of the Indenture which requires the Notes to be equally and ratably secured with respect to the PNC Credit Facility, under the Collateral Agreement, effective upon consummation of the Merger, the Company and certain of the Subsidiary Guarantors have granted a lien in favor of, equally and ratably, the Lenders and the Holders of the Notes, which lien attaches to the collateral described in the Collateral Agreement. The Company and certain of the Subsidiary Guarantors have also granted, effective upon consummation of the Merger, equal and ratable liens in favor of the Lenders and the Holders of the Notes on certain of their respective real property and oil and gas properties. All assets equally and ratably pledged to the Lenders have also been pledged, effective upon the Merger, to the Holders of the Notes. In the event that the Collateral Agreement (or any of the Mortgages) is terminated in accordance with its terms, the rights granted to the Collateral Agent


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under the Collateral Agreement (or any terminated Mortgage) for the equal and ratable benefit of the Holders of the Notes will be automatically terminated without any further action.

         5. AGREEMENT TO APPOINT COLLATERAL AGENT. The parties to this Supplemental Indenture hereby agree, approve and ratify the appointment of Norwest Bank Texas, N.A. as collateral agent for the Trustee, to act for the benefit of the Trustee under the terms of the Collateral Agreement and Mortgages and the terms and conditions set forth in the Intercreditor and Collateral Agency Agreement, dated as of September 14, 1998, among Norwest Bank Texas, N.A., as collateral agent, and the Company and certain of its subsidiaries.

         6. EXECUTION AND DELIVERY. Each Subsidiary Guarantor agrees that this Supplemental Indenture shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such guarantee.

         7. GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE, THE NOTES, AND THE SUBSIDIARY GUARANTEES BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         8. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         9. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         10. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Subsidiary Guarantors and the Company.



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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed and attested, all as of the date first above written.


                                       KEY ENERGY GROUP, INC.


                                    By: /s/ STEPHEN E. MCGREGOR
                                       --------------------------------------
                                       Name:  STEPHEN E. MCGREGOR
                                       Title: EXECUTIVE VICE PRESIDENT



                                       YALE E. KEY, INC.
                                       WELL-CO OIL SERVICE, INC.
                                       RAM OIL WELL SERVICE, INC.
                                       ROWLAND TRUCKING COMPANY
                                       ODESSA EXPLORATION INCORPORATED
                                       KEY ENERGY SERVICES-SOUTH TEXAS, INC.
                                       KEY FOUR CORNERS, INC.
                                       KEY ROCKY MOUNTAIN, INC.
                                       UPDIKE BROTHERS, INC.
                                       DUNBAR WELL SERVICE, INC.
                                       J. W. GIBSON WELL SERVICE COMPANY
                                       FRONTIER WELL SERVICE, INC.
                                       WATSON OILFIELD SERVICE & SUPPLY, INC.
                                       KEY ENERGY DRILLING, INC.
                                       WELLTECH EASTERN, INC.
                                       WELLTECH MID-CONTINENT, INC.
                                       BROOKS WELL SERVICING, INC.
                                       JETER SERVICE CO.
                                       JETER WELL SERVICE CO.
                                       JETER TRANSPORTATION, INC.
                                       INDUSTRIAL OILFIELD SUPPLY, INC.
                                       KALKASKA OILFIELD SERVICES, INC.
                                       LANDMARK FISHING & RENTAL, INC.
                                       PATRICK WELL SERVICE, INC.
                                       MOSLEY WELL SERVICE, INC.

                                    By: /s/ STEPHEN E. MCGREGOR
                                       --------------------------------------
                                       Name:  STEPHEN E. MCGREGOR
                                       Title: VICE PRESIDENT , of  each of the
                                              foregoing companies






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                                       DAWSON PRODUCTION
                                       MANAGEMENT, INC.
                                       DAWSON PRODUCTION ACQUISITION
                                       CORP.
                                       DAWSON PRODUCTION TAYLOR, INC.


                                       By: /s/ STEPHEN E. MCGREGOR
                                       Name:  STEPHEN E. MCGREGOR
                                       Title: VICE PRESIDENT , of each of the
                                              foregoing companies

                                       DAWSON PRODUCTION PARTNERS, L.P.


                                                By:      DAWSON PRODUCTION
                                                         MANAGEMENT, INC., Its
                                                         sole general partner,


                                                By: /s/ STEPHEN E. MCGREGOR
                                                Name:  STEPHEN E. MCGREGOR
                                                Title: VICE PRESIDENT



                                       U.S. TRUST COMPANY OF TEXAS, N.A.,
                                       as Trustee


                                            By: /s/ BILL BARBER
                                                -------------------------------
                                                Bill Barber
                                                Vice President





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                                   SCHEDULE 1
                        SCHEDULE OF SUBSIDIARY GUARANTORS


         The following schedule lists each Subsidiary Guarantor under this Supplemental Indenture as of September 21, 1998:

                  Subsidiaries of Key Energy Group, Inc.

                  Yale E. Key, Inc.
                  Well-Co Oil Service, Inc.
                  Ram Oil Well Service, Inc.
                  Rowland Trucking Company
                  Odessa Exploration Incorporated
                  Key Energy Services-south Texas, Inc.
                  Key Four Corners, Inc.
                  Key Rocky Mountain, Inc.
                  Updike Brothers, Inc.
                  Dunbar Well Service, Inc.
                  J. W. Gibson Well Service Company
                  Frontier Well Service, Inc.
                  Watson Oilfield Service & Supply, Inc.
                  Key Energy Drilling, Inc.
                  Welltech Eastern, Inc.
                  Welltech Mid-Continent, Inc.
                  Brooks Well Servicing, Inc.
                  Jeter Service Co.
                  Jeter Well Service Co.
                  Jeter Transportation, Inc.
                  Industrial Oilfield Supply, Inc.
                  Kalkaska Oilfield Services, Inc.
                  Landmark Fishing & Rental, Inc.
                  Patrick Well Service, Inc.
                  Mosley Well Service, Inc.

Former Subsidiaries of Dawson Production Services, Inc.

                  Dawson Production Management, Inc.
                  Dawson Production Acquisition Corp.
                  Dawson Production Taylor, Inc.
                  Dawson Production Partners, L.P.